UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2018 (October 31, 2018)

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)
2828 N. Harwood, Suite 1300 Dallas, TX (Address of principal executive offices)		75201 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02. Results of Operations and Financial Condition.

On October 31, 2018, HollyFrontier Corporation (the “Company”) issued a press release announcing the Company’s third quarter 2018 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

The information contained in, or incorporated into, this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1	— Press Release of the Company issued October 31, 2018.*

* Furnished herewith pursuant to Item 2.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
HOLLYFRONTIER CORPORATION

By:    /s/ Richard L. Voliva III
Richard L. Voliva III
Executive Vice President and
Chief Financial Officer

Date: October 31, 2018

EXHIBIT INDEX

Exhibit
Number    Exhibit Title

99.1	— Press Release of the Company issued October 31, 2018.*

* Furnished herewith pursuant to Item 2.02.